UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2013

CVR REFINING, LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35781 (Commission File Number)	37-1702463 (I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas  77479

(Address of principal executive offices,
including zip code)

Registrant’s telephone number, including area code:  (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On September 17, 2013, CVR Refining, LP. issued a press release announcing that its wholly-owned subsidiaries, CVR Refining, LLC and Coffeyville Finance Inc., closed an offer to exchange up to U.S. $500 million of their outstanding 6.500% senior notes due 2022 for a like principal amount of their 6.500% senior notes due 2022  which have been registered under the Securities Act of 1933, as amended.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated September 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2013
CVR Refining, LP
By: CVR Refining GP, LLC, its general partner

	By:	/s/ Susan M. Ball
Susan M. Ball
Chief Financial Officer and Treasurer